UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 28, 2015

Commission File Number:  0-50820

First Clover Leaf Financial Corp.
(Exact name of small business issuer as specified in its charter)

Maryland
(State or other jurisdiction of incorporation or organization)
20-4797391
(IRS Employer Identification No.)

6814 Goshen Road, PO Box 540, Edwardsville, Illinois 62025
(Address of principal executive offices)

618-656-6122
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2015, First Clover Leaf Financial Corp. (the "Company") held its Annual Meeting of Stockholders. The final results of the stockholder vote is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99.1 Tabular Summary of Voting Results from the May 28, 2015 Annual Meeting of Stockholders of First Clover Leaf Financial Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Clover Leaf Financial Corp.

Date:   June 2, 2015
By:	/s/ Darlene F. McDonald

Name: Darlene F. McDonald
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Tabular Summary of Voting Results from the May 28, 2015 Annual Meeting of Stockholders of First Clover Leaf Financial Corp.